UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2009

ROYALITE PETROLEUM COMPANY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-26729	88-0427619
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1200 Nueces Street
Austin, TX		78701
(Address of principal executive		(Zip Code)
offices)

Registrant's telephone number, including area code (512) 478-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 24, 2009, Logan B. Anderson resigned as the President, Secretary, Treasurer and as a member of the Board of Directors of Royalite Petroleum Company Inc. (the “Company”). Mr. Anderson resigned to pursue other business interests. There was no disagreement between Mr. Anderson and the Company regarding any matter relating to the Company’s operations, policies or practices.

Norris R. Harris, the Company’s Chairman, Chief Executive Officer and member of the Board of Directors, was appointed the Company’s President and D. James Fajack, the Company’s Chief Financial Officer and a member of the Board of Directors, was appointed the Company’s Secretary and Treasurer in place of Mr. Anderson.

The following sets forth the names and positions of the Company's officers and directors as of the date hereof.

Name	Age	Positions
Norris R. Harris	74	CEO, President, Chairman and Director
D. James Fajack	72	CFO, Secretary, Treasurer and Director

Norris R. Harris, CEO, President, Chairman and Director (age 74). Mr. Harris was appointed the Company's Chief Executive Officer, Chairman and a member of the Board of Directors on March 31, 2008 and as the Company's President on February 24, 2009. Mr. Harris has considerable experience over the past 50 years in oil and gas exploration, founding and restructuring of oil and gas companies and in oil and gas drilling and operations. Mr. Harris has been a member of the AAPG (American Association of Petroleum Geologists) since October 20, 1980 and is an Emeritus Member of the Society Exploration Geophysicists. Mr. Harris has an extensive base of contacts in the oil and gas industry and the Company believes his appointment will provide the expertise required for the Company to properly evaluate and exploit its existing oil and gas properties and to seek other opportunities in the oil and gas industry.

Over the past five years, Mr. Harris’s business experience is as follows:

- From January 1, 2003 to present, Mr. Harris owned and operated Gulfport Oil And Gas, Inc.;
- From January 1, 2006 to present, he owned and operated Range Resources;
- From January 1, 2007 to present, he owned and operated May Petroleum, Inc.; and
- Since 1988 he has drilled wells for his own account in Alabama and Texas.

Mr. Harris has also acted as an officer or director of Texas Arkansas Petroleum Company, Centex Oil & Gas Inc., and Basin Exploration Corporation, all of which corporations were engaged in oil and gas exploration. He also has considerable international oil and gas exploration experience as a geophysicist with Mobil Oil Corporation where he worked in Turkey, Austria, Holland, England (North Sea) and Nigeria.

Mr. Harris is paid pursuant to a management agreement with us dated April 2, 2008. Pursuant to the terms of the agreement, Mr. Harris is to be paid a management fee of $10,000 per month based on Mr. Harris committing 90 hours per month on the Company's business development in consideration for acting as Chairman and Chief Executive Officer and providing management services to the Company. The term of the agreement is for a period of two years expiring at the close of business on March 31, 2010, unless otherwise terminated pursuant to the terms of the agreement or extended by the Board.

D. James Fajack. Mr. Fajack was appointed the Company's Chief Financial Officer and a member of the Board of Directors on April 11, 2008 and the Company's Secretary and Treasurer on February 24, 2009. Mr. Fajack, a Certified Public Accountant, received his BS Degree with Honors from John Carrol University and an MBA from Case Western Reserve University.

Since March 1, 2001, Mr. Fajack has served as the chief operating officer of Marjorie and Associates, P.C., managing the business of a commercial law firm in Texas. Mr. Fajack has also served as an officer or director of several publicly traded companies including:

- OKC Corp. (NYSE)

- Buttes Gas & Oil (NYSE)
- Remington Oil & Gas (NYSE)
- OKC Partners (NASD)
- King Resources, Inc.

We do not currently have an employment, consulting or other compensation agreement with Mr. Fajack.

ITEM 7.01 REGULATION FD DISCLOSURE

Approval of 1-for-20 Reverse Stock Split

On February 25, 2009, the Company's Board of Directors approved a 1-for-20 reverse split of the Company’s common stock (the “Reverse Split”). The Company’s Board of Directors believes that tightening the capital structure by completing the Reverse Split will assist the Company in obtaining the financing required for growth and successful implementation of the Company’s business plan.

Upon completion of the Reverse Split, the Company’s authorized common stock will be decreased from 500,000,000 shares of common stock, par value $0.001 per share, to 25,000,000 shares of common stock, par value $0.001 per share, and stockholders will own one share of common stock for every 20 shares of common stock held before the Reverse Split. The Reverse Split is expected to be effected on or about March 31, 2009.

Private Placement to Accredited Investors

On February 25, 2009, the Company’s Board of Directors have approved a private placement offering of up to 4,000,000 units (the “Units”) at a post-reverse split price of $0.50 per Unit for gross proceeds of $2,000,000 (the "Private Placement Offering"). Each Unit will consist of one share of the Company’s common stock and one share purchase warrant, each warrant entitling the subscriber to purchase an additional share of the Company’s common stock for a period of three years, subject to call rights exercisable by the Company, following the date of issuance at a post-reverse split exercise price equal to $1.00 US per share.

The Private Placement Offering will be made in the United States to persons who are accredited investors as defined in Regulation D of the Securities Act of 1933. The proceeds of the Private Placement Offering will be used to retire corporate indebtedness, complete exploration work on the Company's oil and gas properties and for general corporate purposes.

There is no assurance that the Private Placement Offering or any part of it will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the United States Securities Act of 1933, as amended and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALITE PETROLEUM COMPANY INC.
Date: March 3, 2009
	By:	/s/ Norris R. Harris

NORRIS R. HARRIS
Chairman, Chief Executive Officer, President,
Secretary & Treasurer